STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED MAY 22, 2014 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2013

At a meeting of shareholders on May 19, 2014 (“Shareholder Meeting”), shareholders of each of the Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, U.S. Treasury Index Fund, International Equity Fund, Large Cap Equity Fund and Large Cap Growth Fund approved a change to their respective Fund’s investment objective from fundamental to non-fundamental. The following paragraph replaces the first paragraph of the section “INVESTMENT OBJECTIVES AND STRATEGIES” on page 4 of the SAI:

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

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At the Shareholder Meeting, shareholders of the Northern Funds elected Cynthia Plouché as a non-interested trustee of the Trust. The following information is added to the table in the section “TRUSTEES AND OFFICERS – Non-Interested Trustees” beginning on page 61 of the SAI:

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Cynthia Plouché Age: 56 Trustee since May 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (registered investment company – 36 portfolios).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.
(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

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At the Shareholder Meeting, shareholders of each Fund, except the Small Cap Value Fund, Large Cap Value Fund and the Technology Fund, approved a new management agreement. The following supplements the information in the sections “INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN” and “ADMINISTRATOR AND DISTRIBUTOR” beginning on pages 76 and 103, respectively, of the SAI:

Effective June 30, 2014, a new management agreement (the “Management Agreement”) between each Fund (except the Small Cap Value Fund, Large Cap Value Fund and Technology Fund) and NTI, to provide the Funds with investment advisory and administration services under a single agreement and fee structure, will replace the current Investment Advisory and Ancillary Services Agreement and Administration Agreement (“Current Agreements”) between the Fund and NTI. The terms, including the services provided thereunder, of the Management Agreement and the Current Agreements are substantially similar, other than with respect to the compensation payable to NTI.

Under the Management Agreement, beginning June 30, 2014, as compensation for advisory and administration services and the assumption of related expenses, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets).

	CONTRACTUAL MANAGEMENT FEE RATE EFFECTIVE JUNE 30, 2014
	First $1 Billion	Next $1 Billion	Over $2 Billion
Income Equity Fund	0.95%	0.922%	0.894%
International Equity Fund	1.00%	0.97%	0.941%
Large Cap Equity Fund	0.83%	0.805%	0.781%
Large Cap Growth Fund	0.83%	0.805%	0.781%

	CONTRACTUAL MANAGEMENT FEE RATE EFFECTIVE JUNE 30, 2014
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Arizona Tax-Exempt Fund	0.43%	0.417%	0.404%
California Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
California Tax-Exempt Fund	0.43%	0.417%	0.404%

	CONTRACTUAL MANAGEMENT FEE RATE EFFECTIVE JUNE 30, 2014
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
High Yield Municipal Fund	0.77%	0.747%	0.725%
Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
Short-Intermediate Tax-Exempt Fund	0.43%	0.417%	0.404%
Tax-Exempt Fund	0.43%	0.417%	0.404%
Core Bond Fund	0.38%	0.369%	0.358%
Fixed Income Fund	0.43%	0.417%	0.404%
High Yield Fixed Income Fund	0.79%	0.766%	0.743%
Short Bond Fund	0.38%	0.369%	0.358%
Short-Intermediate U.S. Government Fund	0.38%	0.369%	0.358%
Tax-Advantaged Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%
U.S. Government Fund	0.38%	0.369%	0.358%
Ultra-Short Fixed Income Fund	0.23%	0.223%	0.216%

CONTRACTUAL MANAGEMENT FEE RATE EFFECTIVE JUNE 30, 2014
Large Cap Core Fund (formerly Enhanced Large Cap Fund)	0.44%
Bond Index Fund	0.13%
California Municipal Money Market Fund	0.33%
Money Market Fund	0.33%
Municipal Money Market Fund	0.33%
U.S. Government Money Market Fund	0.33%
U.S. Government Select Money Market Fund	0.33%
Small Cap Core Fund	0.74%
U.S. Treasury Index Fund	0.13%

Beginning June 30, 2014, each Fund (except the Small Cap Value Fund, Large Cap Value Fund and Technology Fund) also will enter into a new transfer agency agreement (“Transfer Agency Agreement”) with the Fund’s current Transfer Agent that is substantially similar to the current transfer agency agreement, other than with respect to the compensation payable thereunder. Under the Transfer Agency Agreement, each Fund’s transfer agency fee rate will be 0.015% of the Fund’s respective average daily net assets.

Unless sooner terminated, each Fund’s Management Agreement and Transfer Agency Agreement (except the Small Cap Value Fund, Large Cap Value Fund and Technology Fund) will continue in effect with respect to the Fund until June 30, 2015. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares” section in the SAI). Each Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser or Transfer Agent, as the case may be, on 60 days’ written notice.